SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                ((Amendment No. )

Filed by the  Registrant  [ x ]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ x ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12

                               SYNERGY BRANDS INC.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies

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2.  Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction  computed pursuant to
Exchange  Act Rule  0-11  (Set  forth the  amount  on which  the  filing  fee is
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[ ] Fee paid previously with preliminary materials.
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0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or
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                                      -2-

                               SYNERGY BRANDS INC.
                             1175 Walt Whitman Road
                               Melville, NY 11747

                                 PROXY STATEMENT


     This statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Synergy Brands Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 28, 2002 at 10:00 A.M. at Melville Marriott, Melville, New York, 631-423-1600.

                               VOTING PROCEDURES

     Stockholders of record at the close of business on May 1, 2002 will be entitled to vote at the Meeting. On the said record date, there were 5,200,484 shares of Common Stock, par value $.001 per share ("Common Stock"), outstanding, each of which being entitled to one vote at the Meeting, and 100,000 shares of Class A Preferred Stock, par value $.001 per share ("Preferred Stock" and, together with the Common Stock, collectively the "Company Shares"), outstanding, each of which being entitled to 13 votes at the Meeting (vote is controlled by Mair Faibish, Chief Executive Officer of the Company). Holders of the Common Stock and the Preferred Stock will vote as a single class as to all matters to come before the Meeting. A Shareholder List disclosing shareholders of record on May 1, 2002 shall be made available for inspection by shareholders entitled to vote at the Annual Meeting at the location of the Meeting on the date of and in advance of the date of the Meeting.

     On April 19, 2001, the Board of Directors authorized a 5-for-1 reverse split of its common stock to shareholders of record on April 20, 2001. Par value and per share amounts in the accompanying information and schedules have been retroactively adjusted for the split.

     The By-Laws of the Company (the "By-Laws") provide that the holders of a minimum of one third of the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. The By-Laws further provide that the directors of the Company shall be elected by a plurality vote, and that, except as otherwise provided by statute, the Certification of Incorporation of the Company, or the By-Laws, all other matters coming before the meeting shall be decided by the vote of a majority of the number of Company Shares present in person or represented by proxy at the Meeting and entitled to vote thereat where a quorum is present.

     Votes cast at the Meeting will be counted by the persons appointed by the Company to act as inspectors of election for the Meeting. The inspectors of election will treat Company Shares represented by a properly executed and returned proxy as present at the Meeting for purpose of determining a quorum. Abstention and broker non-votes with respect to particular proposals will not affect the determination of a quorum.

     Seven directors will be elected by a plurality vote of the Company Shares present, in person or by proxy, and entitled to vote at the Meeting. Accordingly, abstentions and broker non-votes as to the election of directors will have no effect thereon. All other matters to come before the Meeting require either the approval of a majority of the votes represented by all Company Shares or those present at the meeting and entitled to vote thereon, therefore abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes as to particular proposals will not, however, be deemed to be a part of the voting power present with respect to such proposals and will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals.

     Proxies in the enclosed form are solicited by the Board of Directors to provide an opportunity to every stockholder to vote on all matters to come before the Meeting, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned, the Company Shares represented thereby will be voted at the Meeting in accordance with stockholder direction. Proxies in the enclosed form upon presentation unless otherwise designated thereon will be voted FOR the election of each director, and FOR the election of Grant Thornton LLP as the Company's auditors for the fiscal year ending December 31, 2002. Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also attend at the Meeting in person and vote by ballot, thereby canceling any proxy previously given. Except for the election of directors and confirmation of the auditors, Company management expects no other matters to be presented for action at the Meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented unless otherwise specified in the Proxy.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy material to their principals, and the Company, will reimburse them for their reasonable expenses in doing so. The Company's transfer agent, American Stock Transfer and Trust Company will assist it in the solicitation of proxies from brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the Company, however, the Company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services. Certain employees of the Company, who will receive no compensation for their services other than their regular remuneration, may also solicit by telephone, telegram, telex, telecopy, or personal interview.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the Meeting, seven directors are to be elected to a one-year term and to hold office until their successors are elected and qualified. The Board of Directors consists of one class, which serves for a one-year term or until their successor is elected and qualifies. The persons named in the enclosed form of proxy intend to vote such proxy, unless otherwise directed, FOR the election of each of the directors nominated to serve on the Board to serve until the fiscal 2002 Annual Meeting of Stockholders or other dates for proposed election of new directors. If contrary to present expectation, any of the nominees should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

             INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES.

     Set  forth  is  certain  information   concerning  directors  and  director
nominees.

                                                                     Year First
                                                                      Elected A
         Name of Nominee            Age       Position                 Director
         ---------------            ---       --------                 --------

         Mair Faibish                42     Chairman and Chief
                                            Executive Officer
                                            and Director                  1989

         Henry J. Platek, Jr.        55     President, Chief Operating
                                            Officer and Director          1989

         Mitchell Gerstein           46     Chief Financial Officer,
                                            Treasurer, Secretary
                                            and Director                  1991

         Dominic Marsicovetere       52     Director                      1993

         Michael Ferrone             49     Director                      1995

         Donald  E. Butler (deceased)56     Director                      2000

         Dail Elizabeth Miller       44     Director                      2001

         Randall J. Perry            47     Director                    nominee

     MAIR FAIBISH. Mr. Faibish has been CEO since January 1, 2000, prior thereto he served as Executive Vice President, Chief Financial Officer and a Director of the Company since May 1989. He serves on the Employee Compensation Committee and the Executive Committee.

     HENRY J. PLATEK, JR. has been President and a Director of the Company since December 1989 and Chief Operating Officer since January 1, 2000. Mr. Platek serves on the Employee Compensation Committee and the Executive Committee.

     MITCHELL GERSTEIN. Mr. Gerstein has been Treasurer since March 1994, Vice President and a Director of the Company since June 1991, Controller and Treasurer of the Company since March 1992, Secretary of the Company from June 1991 to March 1994, a position he resumed in January 1995 and Chief Financial Officer since January 1, 2000. Mr. Gerstein serves on the Audit Committee.

     DOMINIC A. MARSICOVETERE, CPA. Mr. Marsicovetere has been a Director of the Company since April 1993. Since 1978, Mr. Marsicovetere has been an Accounting Professor in the school of Business Administration at Hofstra University. Since 1978, Mr. Marsicovetere had been in private practice as a certified public accountant. Mr. Marsicovetere is the chairman of the Audit Committee and Independent Compensation Committee.

     DAIL ELIZABETH MILLER, has been a director since December, 2001. Since August, 2001 Ms. Miller has been President of DailCo Inc., a Real Estate development company located in Woodstock, Vermont. Between 1997 and 2001, Ms. Miller worked at LIM Inc. as an Investment Researcher. Ms. Miller plans to be involved in the Company's strategic planning and Business to Consumer operations.

     RANDALL J. PERRY is a new nominee for election to the Board of Directors of the Company. Mr. Perry acted in the past and is presently retained as corporate and securities counsel for the Company as an independent contractor. Mr. Perry is an attorney licensed and practicing in New Jersey, New York and Pennsylvania. Mr. Perry has been in active law practice since 1981. Mr Perry is a graduate of PennState University (1975 BA) and Seton Hall Law Center (JD 1980).

     The Company was saddened by the loss of Donald E. Butler who died in March 2002. The Company appreciates all of his efforts and he will be missed. Randall
J. Perry has been nominated to replace Mr. Butler on the Company's Board of Directors.

     MICHAEL FERRONE. Mr. Ferrone is an executive with Guardian Insurance Company where he has been employed since 1989. Prior thereto he had been an associate at Certified Financial Services for 2 years. Mr. Ferrone has been a Vice President and has served on the Executive Committee of Alliance Financial Group for the past eight years. Mr. Ferrone serves on the Audit Committee and Independent Compensation Committee.

                              CORPORATE GOVERNANCE

     Directors are elected at the annual meeting of stockholders and hold office until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

     The Board of Directors has primary responsibility of directing the management of the business and affairs of the Company. The Board currently consist of seven members.

     The Company has an Audit Committee, an Executive Committee, an Independent Compensation Committee and an Employee Compensation Committee.

     The Audit Committee is comprised of Dominic A. Marsicovetere (chair), Mitchell Gerstein and Michael Ferrone and its functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan and results of their examination of the consolidated financial statements and determining the independence of such accountants. The Audit Committee will also have primary responsibility for reviewing all related party transactions. However, it is the Company's policy that all related party transactions be approved by a majority of the disinterested directors of the Company. Such directors will not be required to make a determination that each related party transaction meets a fairness test, but will decide whether the transaction is in the best interest of the Company. The Audit Committee is comprised of a majority of independent directors as required by NASDAQ.

     The Executive Committee is comprised of Henry J. Platek, Jr. and Mair Faibish and is responsible for establishing policies and procedures relating to the administration and operation of the Company.

     The Independent Compensation Committee, consisting of Dominic Marsicovetere and Michael Ferrone, the Company's two independent non-employee directors, will review and make recommendations with respect to compensation of officers and key employees. They also administer the Company's 1994 Services and Consulting Compensation Plan, as amended, with respect to compensation of directors (except non-employee directors) and officers and consultants of the Company.

     The Employee Compensation  Committee,  consisting of Mair Faibish and Henry
J. Platek, will review and make recommendations with respect to compensation of employees, who are not officers or directors.

     Executive officers serve at the discretion of the Board of Directors, subject to any employment agreement between the executive officer and the Company.

     The Board of Directors and its Committees voted by unanimous or majority (on notice to others not voting) written consent in lieu of formal meetings with respect to all actions taken during the year ended December 31, 2001 and thereafter in 2002.

     None of the directors or respective officers of the Company have over the last two fiscal years been involved in any material transactions with the Company wherein the amount of money involved exceeded $60,000 except that the Company has paid to Mr. Perry on retainer sums in excess of $100,000 for legal services rendered on behalf of the Company. The Company has paid in fiscal 2001 $139,400 to Libra Marketing Inc. which compensation is a marketing consulting firm in which Mair Faibish has a controlling stock interest and is an officer and Director. No other material transactions involving the officers and or directors of the Company and the Company are proposed where the amount to be paid exceeds $60,000 except that the Company anticipates continuing to pay for consulting services to Libra Marketing to similar extent in fiscal 2002. There are also no common affiliations between the Company and officers and/or directors in any other business or entity, to the best knowledge of the Company.

     No officer or director or affiliate thereof is or in the last fiscal year has been in debt to the Company in excess of $60,000 except that debt has in the last fiscal year been owed to the Company by Mair Faibish the largest aggregate amount owing during the last fiscal year of which was $113,629, but presently such debt has been satisfied in full from cancellation of certain outstanding options. The debt carried no interest and was related to exercise of options in fiscal year 2000.

             COMPENSATION OF DIRECTORS/ NON-EMPLOYEE DIRECTOR PLAN

     Directors and committee members who are part of management serve as such without compensation but are reimbursed for their reasonable out-of-pocket expenses in attending meetings of the Board and its committees. Pursuant to the Option Plan, directors who are not employees of the Company are granted an option to purchase 10,000 shares of Common Stock at an exercise price equal to fair market value on the date of grant immediately upon their election or reelection to the Board of Directors.

                            RECOMMENDATION AND VOTE

     The Board of Directors recommends the election of the nominees listed above as directors of the Company to hold office until the next annual meeting or until their successors are elected and qualified. The affirmative vote of a plurality of the Company Shares represented at the Meeting where a quorum is presented is required for such approval. Quorum at the meeting shall require attendance in person and/or by proxy by at least one-third amount of the potential votes outstanding.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of May 1, 2002 information regarding the beneficial ownership of the Company's voting securities (i) by each person who is known to the Company to be the owner of more than five percent of the Company's voting securities, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group each share of Common Stock being entitled to one vote and Preferred Stock being entitled to 13 votes per share:


                                   Amount and Nature of
                                   Beneficial Ownership       Percent of Class
Name and Address of                Common     Preferred       Common   Preferred
Beneficial Owner(1)                 Stock       Stock         Stock     Stock
---------------------               -----       -----         -----     -----


Henry J. Platek (2)..........        4000         -0-             .10     --
1175 Walt Whitman Road
Melville, NY 11747

Mair Faibish (3).............     407,483       100,000           7.8%    100.0%
1175 Walt Whitman Road
Melville, NY 11747

Mitchell Gerstein............        -0-         -0-             -0-       --
1175 Walt Whitman Road
Melville, NY 11747

Dominic A. Marsicovetere.....       2000         -0-             .05%     --
1175 Walt Whitman Road
Melville, NY 11747

Michael Ferrone.............        2000         -0-             .05%     --
1175 Walt Whitman Road
Melville, NY 11747

Dail Elizabeth Miller (5)(6).    160,000         -0-            3.1%      --
13 Golf Avenue
Woodstock, Vermont 05030

Randall J. Perry...........          -0-         -0-             -0-      --
44 Union Avenue
PO Box 108
Rutherford, NJ 07070

Lloyd I. Miller III(4)(6)..     1,174,422        -0-           22.6%     --
4550 Gordon Drive
Naples, Florida 34102

Sinclair Broadcast Group, Inc..  640,000        -0-           12.3%      --
10706 Beaver Dam Road
Cockeysville, Md. 21030

All Officers and Directors
as Group....................     575,483       100,000        11.1%  100.0%

(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned.

(2) Includes 4000 options expiring 10/2003

(3) Mr. Faibish owns the 100,000 shares of Preferred Stock outstanding. Each share of Preferred Stock is entitled to 13 votes on all matters on which Common Stock may vote. Accordingly, the percentage of overall voting power of the Company's voting securities beneficially owned by Mair Faibish and all officers and directors as a group is increased accordingly to 24%. Also includes 80,815 options expiring 10/2003.

(4) Includes 80,000 warrants exercisable at $1.25 per warrant

(5) Includes 20,000 warrants exercosable at $1.25 per warrant

(6) Dail Miller is the designee to the Company's Board of Directors nominated by Lloyd I. Miller III, Mr. Miller being a significant shareholder in the Company but Ms. Miller discliams any benefical ownership in any Company stock issued in the name of Lloyd I. Miller III.

                        PROPOSAL 2. ELECTION OF AUDITORS

     The Board of Directors proposed and recommends the election, at the Annual Meeting, of the firm of Grant Thornton LLP as the Company's auditors for the year ending December 31, 2002. Effective January 22, 2002, the Company's Board of Directors approved the engagement of Grant Thornton LLP to serve as the Company's independent public accountants for the fiscal 2001 audit, and dismissed BDO Seidman LLP, which had served as the Company's auditors from 1993 through 2000. The Company's Board of Directors, upon recommendation of its Audit Committee, approved the change in accountants. Neither of the reports BDO Seidman LLP or Belew Averitt LLP, whose practice was combined with BDO Seidman LLP, on the financial statements of the Company for the past two fiscal years contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principle.

     During the Company's two most recent fiscal years and the subsequent interim period through January 22, 2002, there were no disagreements with BDO Seidman LLP or Belew Averitt LLP, on any matter of accounting principles or practices, financial statements disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP or Belew Averitt LLP would have caused them to make reference to the subject matter of the disagreements in their reports for such fiscal years.

     During the Company's two most recent fiscal years and the subsequent interim period through January 22, 2002, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, of the type of audit opinion that might be rendered on the Company's financial statements by Grant Thornton LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; of (ii) any matter that was either the subject of a disagreement or a reportable event.

     During fiscal 2001, and in connection with the audit of the Company's fiscal 2001 financial statements, Grant Thronton LLP and BDO Seidman LLP provided various audit and non-audit services to the Company as follows:

         (a) AUDIT FEES: Aggregate fees billed by Grant Thornton for professional services rendered for the audit of the Company's fiscal year 2001 annual financial statements were $80,000. Aggregate fees billed by BDO Seidman LLP for review of financial statements in the Company's Form 10-QSB were $20,000.

         (b) FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: None.

         (c) ALL OTHER FEES: BDO Seidman billed an aggregate of $25,000 in fiscal 2001 for tax consulting services.

     The Audit Committee of the Board has considered whether provision of the services described in sections (b) and (c) above is compatible with maintaining the independent accountant's independence and, inasmuch as Grant Thornton LLP provided no such services in fiscal 2001, determined that such services have not adversely affected Grant Thornton LLP's independence.

     A representative of Grant Thornton will be present at the meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from shareholders of the Company.

                            RECOMMENDATION AND VOTE

     The Board of Directors recommends the election of Grant Thornton LLP to serve as auditors for the Company for the fiscal year ended December 31, 2002 and until successors are elected and qualified. The affirmative vote of a majority of the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the Meeting shall require attendance in person and/or by proxy by at least one-third amount of potential votes outstanding.

                                 OTHER BUSINESS

     Management knows of no other business which is to be presented for action at the meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgement.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person are urged to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.

                             EXECUTIVE COMPENSATION

     Set forth below are tables showing (i) in summary form, the compensation paid to Henry J. Platek, Mair Faibish and Mitchel Gerstein, the only executive officers of the Company for the fiscal year ended December 31, 2001: and (ii) the options and stock appreciation rights (SARs) granted to such executives in 2001.

                           SUMMARY COMPENSATION TABLE

                             annual             long term compensation

                          compensation                awards
                         ---------------    -----------------------------------

                                            restricted    securities underlying
                             salary         stock bonus     stock options

NAME
----

Henry Platek, President
              2001       $ 85,056.00                0                 0
              2000       $ 88,028.00                0                 0
              1999       $ 64,143.00                0                 0

Mair Faibish, CEO
              2001       $191,400.00                0                 0
              2000       $145,000.00                0                 0
              1999       $106,000.00                0                 0

Mitchell Gerstein, CFO
              2001       $ 52,000.00                0                 0
              2000       $ 52,000.00                0                 0
              1999       $ 50,000.00                0                 0

There were no stock options or stock appreciation rights (SARs) given to any of the officers or directors of the Company. There are no outstanding SARs held by officers and/or directors of the Company and no stock options held by officers and/or directors of the Company in fiscal year 2001 have been exercised during such period. No Long-Term Incentive Plan awards have been granted by the Company to any of its officers and/or directors in fiscal year 2001. In the fiscal year 2001 there were no adjustments made to the exercise price of any outstanding stock options held by officers and/or directors of the Company other than an adjustment identical to adjustment made in all outstanding Company stock options as a result of and in direct proportion to the level of the 1 for 5 share reverse stock split of the Company's common stock which the Company adopted in April 2001.

Compensation Committee Interlocks and Insider Participation

     All decisions with respect to the stock compensation of the Company's executive officers and key employees are made by the Independent Compensation Committee, which is comprised of Mr. Marsicovetere and Mr. Ferrone under the 1994 Plan. Neither Mr. Marsicovetere nor Mr. Ferrone are officers or employees of the Company nor were they at any time.

     All decisions with respect to the compensation of employees who are not officers or key employees are made by the Employee Compensation Committee which is comprised of Mr. Platek and Mr. Faibish.

AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is composed of three directors two of whom are independent of management as required by the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors (attached as Appendix A). The members of the Audit Committee as of the date of the annual meeting will be Dominic A. Marsicovetere (chair), Mitchell Gerstein and Michael Ferrone.

     Our management has the primary responsibility for the Company's financial statements, as well as its financial reporting process, principles and internal controls. Our independant accountants have the primary responsibility for performing an independent audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted auditing standards and to issue a report on its audit. The role of the Audit Committee is to monitor and oversee these processes on behalf of the Board of Directors. In addition, the Audit Committee recommends to the Board of Directors the selection of our independent accountants.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements of Synergy as of and for the year ended December 31, 2001 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from Synergy.

     In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. Based on the reports and discussions described above, the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                        Audit Committee:

                                        Dominic A Marsicovetere
                                        Mitchell Gerstein
                                        Michael Ferrone

* Notwithstanding anything to the contray set forth in any of the Company's filings under the Securities Act of 1993 or the Securities Exchange Act of 1934, the aforesaid and following reports of the Audit Committee or the Company's Board of Directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

             REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION


ADMINISTRATION OF COMPENSATION PROGRAM

     The Independent Compensation Committee will be responsible for establishing and administering the stock compensation policies applicable to the Company's executive officers.

     Prior to the establishment of the Committee, decisions with respect to the compensation of the Company's executive officers have been made by the Board of Directors.

COMPENSATION POLICY

     The goals of the Company's executive compensation policy are to (i) attract and retain qualified executives and (ii) ensure that an appropriate relationship exists between executive pay and the creations of shareholder value. To achieve these goals, the Company's executive compensation policy will reward executives for long term strategic management and the enhancement of stockholder value by integrating annual base compensation with other forms of incentive compensation based upon corporate results and individual performance. Measurement of corporate performance will be primarily based on the level of achievement of Company goals and upon Company performance levels compared with industry performance levels.

     The Committee will obtain compensation survey data where available for similar industries to be used as a guide to establish compensation levels to be competitive with and comparable to other companies in its industry group.

FISCAL 2001 EXECUTIVE COMPENSATION PROGRAM

     The Company's fiscal 2001 executive compensation program was comprised exclusively of base salary and stock grants pursuant to the Company's compensation plan. During fiscal 2001 Mr. Faibish, Mr. Gerstein and Mr. Platek, the Company's three executive officers, did not receive base salary increases. The decisions not to grant increases were made by the Board of Directors based on the Company's performance and financial condition. The compensation program described below will be implemented by the Independent Compensation Committee on a going forward basis.

     BASE SALARY. The Independent Compensation Committee will review and approve all salary changes and stock grants for executive officers. The Committee will base its approval of such salary changes on: (i) performance of the executive,
(ii) Company performance, (iii) experience, and (iv) external salary surveys.

     ANNUAL INCENTIVE. The Company may use annual performance incentives to focus management on achieving financial and operating results. The Company may establish a bonus pool for executive officers for a particular year or years, from which bonuses will be paid at the discretion of the CEO and President upon approval of the Committee, except that bonuses awarded to the CEO and President will be at the discretion of the Committee based on the financial performance of the Company.

     LONG TERM INCENTIVE. The primary purpose of the long-term incentive compensation plan (the "Plan") is to link management pay with the long term interests of stockholders. The Independent Compensation Committee will use stock options to achieve this link. The grant of options at 100 percent for the fair value assures that the executive officers will receive a benefit only when stock price increases.

     The amount of options granted is based on comparative data on the estimated value of long term compensation for other industry executives. In determining annual stock option grants, the Independent Compensation Committee will base its decision on the individual's performance and potential to improve stockholder value.

PRESIDENT and CEO COMPENSATION DURING FISCAL 2001

     Messrs Platek's and Faibish's salaries are intended to be competitive with salary arrangements received by other chief executive officers in the industry. The Committee will base future bonuses or awards to Messrs. Platek and Faibish on Company and individual performance as compared to other promotional wholesale distribution companies, and the criteria set forth above for executive officers generally.

COMPENSATION OF DIRECTORS

     The Company's executive officers do not receive any compensation for their services as Directors; however, such officers are reimbursed for their reasonable out-of-pocket expenses in attending any meetings of the Board and/or its committees. The Company's two non-employee Directors, on the other hand, each receive compensation for their service in the form of an option to purchase 10,000 shares of the Company's Common Stock immediately upon their election or re-election to the Board. These options, which are granted pursuant to the Company's Stock Option Plan for Non-Employee Directors (the "Option Plan"), are issued at their fair market value, are immediately exercisable and have a term of ten years.

EMPLOYMENT CONTRACTS

     The Company entered into employment agreements (the "Agreements") with each of Messrs. Platek and Faibish on November 14, 1994, providing for their continued employment in their current capacities until October 1997 and such agreements have been extended until terminated or new employment agreements are executed subject to termination for cause at an annual base salary, effective November 14, 1994 with respect to Mr. Platek and effective April 1, 1995 with respect to Mr. Faibish, of $108,000 (with automatic 5% annual increases). Under these Agreements, Messrs. Platek and Faibish will each be eligible to receive bonus payments at the discretion of the Independent Compensation Committee. In addition, the Agreements provide for each of Messrs. Platek and Faibish to receive certain stock option grants pursuant to the Company's 1994 Plan. Each officer has agreed that upon termination of his employment he will not compete with the Company for a period of one year in any area within a 50 mile radius of the Company's principal place of business. The Agreements also provide for certain payments in the event of either officers' disability and for the use of a Company automobile.

CONCLUSION

     The Board of Directors and the Independent Compensation Committee believe that the quality and motivation of management make a significant difference in the long term performance of the Company. The Board of Directors and the Committee also believe that a compensation program which rewards performance that meets or exceeds high standards also benefits the stockholders, so long as there is an appropriate downside risk element to compensation when performance falls short of such standards. The Board of Directors and the Committee are of the opinion that the Company's management compensation program meets these requirements, has contributed to the Company's success, and is deserving of stockholder support.

                            COMPANY STOCK PERFORMANCE

                             (PLEASE SEE SCHEDULE A)

ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2000 which includes audited financial statements has been previously mailed to stockholders and the 2001 Annual Report being mailed to shareholders herewith. Such reports are incorporated herein by reference and should be review by the recipient of this Proxy Statement in conjunction with review of the other information on the company included herewith.

FORM 10-KSB

     The Company is furnishing herewith to each person whose Proxy is being solicited, a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission. The form 10-KSB of the Company for 2001 is incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herein.

STOCKHOLDER PROPOSALS

     If any stockholder desires to present a proposal for action at the Company's annual meeting to be held in 2002, such proposal must be in compliance with applicable laws and Securities and Exchange Commission regulations and must be received by the Company on or prior to June 1, 2002.

SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 2000 and 2001 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with.

                       By Order of the Board of Directors

                                Mitchell Gerstein
                                    Secretary

Melville, NY

                                   SCHEDULE A
                            COMPANY STOCK PERFORMANCE

                              1996      1997      1998    1999     2000    2001
                              ----      ----      ----    ----     ----    ----

SYNERGY BRANDS INC.          100.00     56.00     85.00   95.00   19.01    6.91
INTERNET SOFTWARE & SVCS     100.00     59.28    155.54  452.69  100.12   67.56
RUSSEL 3000 INDEX            100.00    131.78    163.17  194.77  178.15  155.64


PEER GROUP INCLUDES:

RUSSEL 3000 INDEX

Source:  Media General Financial Services
         PO Box 85333
         Richmond, VA 23293
         80-446-7922

(GRAPH ALSO INCLUDED) Graph represents the total return of $100 investment in the Company relative to sample peer group and a national stock index

                                   APPENDIX A
                              SYNERGY BRANDS INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of majority of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporations are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

         Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation audits divisions and subsidiaries.

         Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures of particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

         Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

         Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         Review accounting and financial human resources and succession planning within the company.

         Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                    EXHIBIT A
                               SYNERGY BRANDS INC.
                               40 UNDERHILL BLVD.
                                SYOSSET, NY 11791
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mair Faibish and Mitchell Gerstein, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all of the shares of the common stock, par value $.001 per share, of Synergy Brands Inc. the "Company"), held of record by the undersigned on at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held on , and any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS PRESENTED FOR SHAREHOLDER VOTE AT THE ANNUAL MEETING.

1. PROPOSAL TO ELECT THE FOLLOWING PERSONS TO SERVE AS THE BOARD OF DIRECTORS FOR SYNERGY BRANDS INC. FOR ONE YEAR FROM THE EFFECTIVE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS TO WHICH THIS PROXY RELATES OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

HENRY J. PLATEK, JR.
MAIR FAIBISH
MITCHELL GERSTEIN
DOMINIC MARSICOVETERE
MICHAEL FERRONE
DAIL ELIZABETH MILLER
RANDALL J. PERRY

FOR { }   AGAINST { }  ABSTAIN { }

2. PROPOSAL TO ELECT GRANT THORNTON LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

FOR { }   AGAINST { }  ABSTAIN { }

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

FOR  { }  AGAINST { } ABSTAIN { }

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW { }

PLEASE EXECUTE THIS PROXY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER
AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

SIGNATURE:                             DATE:


SIGNATURE:                             DATE:


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.